UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Capitol Bancorp Limited

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 23, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This Notice also constitutes notice of the 2008 Annual Meeting of Shareholders of Capitol Bancorp Limited.
The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control # (located on the following page) available and visit:   www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below on or before April 11, 2008.
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Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

200 WASHINGTON SQUARE NORTH LANSING, MI 48933	CAPITOL BANCORP LIMITED 2008 Annual Meeting of Shareholders April 23, 2008

Meeting  Date,  Time  and  Location

The Capitol Bancorp Limited 2008 Annual Meeting of
Shareholders
(For Beneficial owners as of February 25, 2008)
To be held on April 23, 2008 at 4:00 P.M. EST
Location:   The Lansing Center
333 E. Michigan Avenue
Lansing, MI 48933

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting
attendance.  At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to www.proxyvote.com.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Standard Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Electronic Delivery of Future Shareholder Communications
If you would like to reduce the costs incurred by Capitol Bancorp
Limited in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

MEETING  DIRECTIONS:

http://www.lansingcenter.com/CenterInfo/Directions/tabid/158/Default.aspx

Voting  items

The Board of Directors recommends
a vote  FOR  the following  proposals:

1.     Election of Directors

Class I Nominees (to serve until the
annual meeting in 2011):

01)   Paul R. Ballard                     04)   Lewis D. Johns
02)   Michael  F.  Hannley          05)   Lyle W. Miller
03)   Richard A. Henderson       06)   Cristin K. Reid

2.     Ratification of the appointment of BDO Seidman, LLP as independent auditors for the year ending
December 31, 2008.